U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 6, 2001

                         COMMISSION FILE NUMBER: 0-21322

                                OUTT TAKES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                     95-4363944
--------------------------------------                 ----------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization

3811 Turtle Creek Blvd., Suite 350
Dallas, Texas75219

(Address of principal executive offices)                      (Zip Code)
--------------------------------------                     ----------------

                   Registrant's telephone number: (214)528-8200

                                  Not applicable

           (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

          Not applicable

Item 2.    Acquisition or Disposition of Assets

               Not applicable


Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

[CAPTION]

Item 5.    Other Events

The company has not been paid for past deliveries of electricity its largest customer, Pacific Gas & Electric Company (PG&E), and there is no assurance that it will be paid for, despite demands by the company for payment. PG&E filed for bankrutpcy court protection under chapter 11 on April 6, 2001. The company is not currently supplying electricity to PG&E, and is seeking contracts with other providers of electrical power to whom the company hopes to sell its electricity.

Item 6.    Resignations of Registrant's Directors

           Not Applicable

Item 7.    Financial Statements and Exhibits

          Not applicable



                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2001

Out Takes, Inc.

/s/ Jody P. Lenihan
-----------------------------
By: Jody P. Lenihan
    Vice President, C.F.O., Director


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